SUMMARY PROSPECTUS ï SEPTEMBER 30, 2009 Van Kampen Money Market Fund

Class / Ticker  A ACZXX  B ACYXX  C ACXXX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/moneymarket. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated September 30, 2009, the Fund’s audited financial statements for the fiscal year ended May 31, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Fund’s annual report dated May 31, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to seek protection of capital and high current income.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class A	Class B	Class C
	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	4.00%[1]	1.00%[2]

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.39%	0.39%	0.39%

Distribution and/or service (12b-1) fees	0.15%	0.90%	0.90%

Other expenses	0.31%	0.32%	0.32%

Total annual fund operating expenses	0.85%	1.61%	1.61%

Fee waiver and/or expense reimbursement[3]	0.21%	0.22%	0.21%

Total annual fund operating expenses after fee waiver and/or expense reimbursement[3]	0.64%	1.39%	1.40%

1	The maximum deferred sales charge is 4.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year; 2.50% in the fourth year, 1.50% during the fifth year after purchase and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.
3	The Fund’s investment adviser is currently waiving or reimbursing all or a portion of the Fund’s management fees or other expenses to the extent that total expenses exceed total income on a daily basis. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund’s Board of Trustees acts to discontinue all or a portion of such waivers and/or expense reimbursements when it deems such action appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$65	$205	$357	$798

Class B Shares	$543	$743	$916	$1,472

Class C Shares	$243	$443	$766	$1,680

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$65	$205	$357	$798

Class B Shares	$143	$443	$766	$1,472

Class C Shares	$143	$443	$766	$1,680

Principal Investment Strategies
The Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing in a diversified portfolio of U.S. dollar-denominated money-market securities, including U.S. government securities, domestic and foreign bank obligations, commercial paper and repurchase agreements secured by such obligations. The Fund seeks to maintain a constant net asset value of $1.00 per share by investing in high-quality money-market securities with remaining maturities of 13 months or less and with a dollar-weighted average maturity of 90 days or less. The Fund’s investments are limited to those securities that meet maturity, quality and diversification standards with which money market funds must comply. In selecting securities for investment, the Fund’s investment adviser seeks to invest in those securities that it believes entail reasonable risk considered in relation to the Fund’s investment policies and may sell such securities in order to increase the yield or to adjust the average maturity or credit quality of the Fund’s investment portfolio.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

•	Income risk. The income you receive from the Fund is based primarily on short-term interest rates, which can vary widely over time. If short-term interest rates drop, your income from the Fund may drop as well.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. While credit risk should be low for the Fund because it invests in high-quality money-market instruments, an investment in the Fund is not risk free. The Fund is still subject to the risk that the issuers of such securities may experience financial difficulties and, as a result, fail to pay on their obligations.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline and adversely affect the Fund’s net asset value. The prices of debt securities tend to fall as interest rates rise, but market risk should be low for the Fund because it invests in high-quality, short-term securities.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of the Fund’s Prospectus. The actual annual returns of Class B Shares and Class C Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance.

Annual Return

The Fund’s return for the six-month period ended June 30, 2009 for Class A Shares was 0.01%. Updated performance information for the Fund is available on our web site at www.vankampen.com. As a result of market activity, current performance may vary from the figures shown.

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 1.45% (for the quarter ended December 31, 2000) and the lowest quarterly return for Class A Shares was 0.02% (for the quarter ended March 31, 2004).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows the Fund’s average annual total returns for the periods ended December 31, 2008 (the most recently completed calendar year prior to the date of the Fund’s Prospectus). The Fund’s performance figures for Class B Shares and Class C Shares include the maximum contingent deferred sales charges paid by investors. The “Past 10 Years” performance for Class B Shares below reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. See “Purchase of Shares” in the Fund’s prospectus. Remember that past performance of the Fund is not indicative of its future performance.

Average Annual Total Returns
for the Periods Ended	Past	Past	Past
December 31, 2008	1 Year	5 Years	10 Years

Class A Shares	1.82%	2.61%	2.80%

Class B Shares	–2.69%	1.80%	2.30%

Class C Shares	0.32%	2.12%	2.22%

Investors can obtain the current 7-day yield for each class of shares of the Fund by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”).

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2009 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: RESSUM 09/09